Operating costs	12 Months Ended
Dec. 31, 2022
Operating costs
Operating costs

16. Operating costs

	2022	2021	2020
Staff costs (note 17)	7,053,102	4,737,138	4,397,004
Depreciation (notes 8/9)	323,144	347,613	378,754
External research and development costs	10,029,786	9,014,083	6,981,854
Laboratory consumables	319,305	295,377	295,005
Patent maintenance and registration costs	318,194	266,043	328,177
Professional fees	1,424,333	1,379,734	1,399,123
Short term leases	47,283	37,512	36,651
D&O insurance	1,591,231	1,591,882	1,505,897
Other operating costs	858,788	989,840	799,952
Total operating costs	21,965,166	18,659,222	16,122,417

The evolution of the total operating costs is mainly driven by external research and development expenses, staff costs, D&O insurance, professional fees and other operating costs.

During the year ended December 31, 2022, total operating costs increased by CHF 3.3 million compared to the year ended December 31, 2021, primarily due to increased staff costs for CHF 2.3 million mainly due to higher share-based compensation costs. During the same period, the external research and development costs increased by CHF 1.0 million primarily due to dipraglurant clinical development activities for CHF 0.4 million and discovery activities for CHF 0.6 million.

During the year ended December 31, 2021, total operating costs increased by CHF 2.5 million compared to the year ended December 31, 2020, primarily due to increased external research and development costs of CHF 2.0 million including CHF 0.6 million for dipraglurant PD-LID program, CHF 0.6 million for dipraglurant blepharospasm program and CHF 0.1 million for GABAB PAM program. During the same period, staff costs increased by CHF 0.3 million primarily due to the strengthening of our R&D team.